Newcourt
   Financial


                        CERTIFICATE OF SERVICING OFFICER

         The undersigned, not in his/her individual capacity but as an officer of Newcourt Financial USA Inc. (the "Servicer"), hereby certifies on behalf of the Servicer that the Monthly Report attached hereto is accurate and no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred. Capitalized terms used but not defined herein are defined in the Sale and Servicing Agreement, dated as of November 1, 1997, among the Servicer, Newcourt Receivables Corporation II, Newcourt Receivables Asset Trust 1997-1 and Manufacturers and Traders Trust Company, as Indenture Trustee.

         IN WITNESS WHEREOF. the undersigned has executed this Certificate as of the 18th day of December, 1997.

                                    NEWCOURT FINANCIAL USA INC., as Servicer

                                    By: /s/ Daniel A. Jauernig
                                          ----------------------------------
                                    Name:       Daniel A. Jauernig
                                    Title:         Treasurer

Newcourt Receivables Asset Trust 1997-1                                 Page 1

Waterfall Distributions

                                                                       Collections
                                                                         Account

Cash Collections                                                                       14,692,145.44
Interest Earned on Collections Account                                                      2,877.22
Interest Earned on Reserve Account                                                          3,256.04
Recoveries on Defaulted Contracts                                                               0.00
Servicer Advances (net of collections to reimburse prior Servicer Advances)                     0.00



Available Amount                                                                        4,698,278.70

Allocations

         (A)      Unreimbursed Servicer Advances                                                0.00
         (B)      Servicing Fee                                                           267,529.44
         (C)      A-1 Interest                                                            533,685.94
         (D)      A-2 Interest                                                            444,366.40
         (E)      A-3 Interest                                                            544,868.30
         (F)      A-4 Interest                                                            862,921.79
         (G)      B Interest                                                               98,629.19
         (H)      C Interest                                                               58,499.77
         (I)      D Interest                                                              123,197.30
         (J)      A-1 Principal Payment Amount                                         11,764,580.57
         (K)      A-2 Principal Payment Amount                                                  0.00
         (L)      A-3 Principal Payment Amount                                                  0.00
         (M)      A-4 Principal Payment Amount                                                  0.00
         (N)      B Principal Payment Amount                                                    0.00
         (O)      C Principal Payment Amount                                                    0.00
         (P)      D Principal Payment Amount                                                    0.00
         (Q)      Reserve Fund Deposit                                                          0.00
         (R)      Excess to Certificateholders                                                  0.00

Newcourt Receivables Asset Trust 1997-1                                   Page 2

Servicing & Interest Calculations

Servicing Fee Due

     (a)  ADCB                                                                        535,058,884.00
     (b)  Servicing Fee Rate                                                                  0.600%
     (c)  30                                                                                      30
     (d)  360                                                                                    360
     (e)  Current Servicing Due                                                           267,529.44

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Servicing Due                                                             267,529.44

A-1 Interest

     (a)  A-1 Rate                                                                            5.815%
     (b)  Days in Period                                                                          26
     (c)  360                                                                                    360
     (d)  Beginning A-1 Balance                                                       127,076,485.00
     (e)  Current Interest Due (a*d*b/c)                                                  533,685.94

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Interest Due                                                              533,685.94

A-2 Interest

     (a)  A-2 Rate                                                                            6.040%
     (b)  30                                                                                      30
     (e)  360                                                                                    360
     (d)  Beginning A-2 Balance                                                        88,284,716.00
     (e)  Current Interest Due                                                            444,366.40

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Interest Due                                                              444,366.40

A-3 Interest

     (a)  A-3 Rate                                                                            6.110%
     (b)  30                                                                                      30
     (c)  360                                                                                    360
     (d)  Beginning A-3 Balance                                                       107,011,777.00
     (e)  Current Interest Due (a*d*b/c)                                                  544,868.30

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Interest Due                                                              544,868.30

A-4 Interest

     (a)  A-4 Rate                                                                            6.193%
     (b)  30                                                                                      30
     (c)  360                                                                                    360
     (d)  Beginning A-4 Balance                                                       167,205,901.00
     (e)  Current Interest Due (a*d*b/c)                                                  862,921.79

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Interest Due                                                              862,921.79

B Interest

     (a)  B Rate                                                                              6.320%
     (b)  30                                                                                      30
     (c)  360                                                                                    360
     (d)  Beginning B Balance                                                          18,727,061.00
     (e)  Current Interest Due (a*d*b/c)                                                   98,629.19

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Interest Due                                                               98,629.19

C Interest

     (a)  C Rate                                                                              6.560%
     (b)  30                                                                                      30
     (c)  360                                                                                    360
     (d)  Beginning C Balance                                                          10,701,178.00
     (e)  Current Interest Due (a*d*b/c)                                                   58,499.77

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Interest Due                                                               58,499.77

D Interest

     (a)  D Rate                                                                              9.210%
     (b)  3 0                                                                                     30
     (c)  360                                                                                    360
     (d)  Beginning D Balance                                                          16,051,766.00
     (e)  Current Interest Due (a*d*b/c)                                                  123,197.30

     (f)  Prior Month's Arrearage                                                               0.00

     (g)  Total Interest Due                                                              123,197.30

Newcourt Receivables Asset Trust 1997-1                                   Page 3

Principal Calculations

Class A-1 Principal Amount

     (a)  Prior Month's Balance                                                       127,076,485.00
     (b)  Amount Due                                                                  127,076,485.00
     (c)  Amount Paid                                                                  11,764,580.57

     (d)  Current Month's Ending Balance                                              115,311,904.43

Class A-2 Principal Amount

     (a)  Prior Month's Balance                                                       88,284,716.00

     (b)  Beginning Principal All
                  Class A Notes                                                       362,502,394.00
     (c)  Class A Percentage                                                               88.85246%
     (d)  ADCB                                                                        523,421,355.63
     (e)  Amount Due                                                                            0.00
     (f)  Amount Paid                                                                           0.00

     (g)  Current Month's Ending Balance                                               88,284,716.00

Class A-3 Principal Amount

     (a)  Prior Month's Balance                                                       107,011,777.00

     (b)  Beginning Principal All
                  Class A Notes                                                       362,502,394.00
     (c)  Class A Percentage                                                               88.85246%
     (d)  ADCB                                                                       523,421,355.63%
     (e)  Amount Due                                                                            0.00
     (f)  Amount Paid                                                                           0.00

     (g)  Current Month's Ending Balance                                              107,011,777.00

Class A-4 Principal Amount

     (a)  Prior Month's Balance                                                       167,205,901.00

     (b)  Beginning Principal All
                  Class A Notes                                                       362,502,394.00
     (c)  Class A Percentage                                                               88.85246%
     (d)  ADCB                                                                        523,421,355.63
     (e)  Amount Due                                                                            0.00
     (f)  Amount Paid                                                                           0.00

     (g)  Current Month's Ending Balance                                              167,205,901.00

Class B Principal Amount

     (a)  Prior Month's Balance                                                       18,727,061.00

     (b)  Beginning Principal All
                  Class B Notes                                                        18,727,061.00
     (c)  Class B Percentage                                                                4.59016%
     (d)  ADCB                                                                        523,421,355.63
     (e)  Amount Due                                                                            0.00
     (f)  Amount Paid                                                                           0.00

     (g)  Current Month's Ending Balance                                               18,727,061.00

Class C Principal Amount

     (a)  Prior Month's Balance                                                       10,701,178.00

     (b)  Beginning Principal All
                  Class C Notes                                                        10,701,178.00
     (c)  Class C Percentage                                                                2.62295%
     (d)  ADCB                                                                        523,421,355.63
     (e)  Amount Due                                                                            0.00
     (f)  Amount Paid                                                                           0.00

     (g)  Current Month's Ending Balance                                               10,701,178.00

Class D Principal Amount

     (a)  Prior Month's Balance                                                       16,051,766.00

     (b)  Beginning Principal All
                  Class D Notes                                                        16,051,766.00
     (c)  Class D Percentage                                                                3.93443%
     (d)  ADCB                                                                        523,421,355.63
     (e)  Amount Due                                                                            0.00
     (f)  Amount Paid                                                                           0.00

     (g)  Current Month's Ending Balance                                               16,051,766.00

Newcourt Receivables Asset Trust 1997-1                                   Page 4

Restricting Event Calculations

Restricting Events

a)                                      Over 60 Days
                                        Past Due                             ADCB
     Two Months Prior                           0.00                              0.00
     Prior Month                                0.00                    535,058,884.00
     Current Period                     1,757,890.73                    523,421,355.63

     Total                             1,757,890.73

     Delinquency Ratio                                                                               0.50%

     Trigger Level                                                                                   3.00%

     Restricting Event? (Yes / No)                                                                     NO


b)                                  Defaulted
                                    Contracts              Recoveries                 ADCB
     Five Months Prior                     0.00                     0.00                             NA
     Four Months Prior                     0.00                     0.00                             NA
     Three Months Prior                    0.00                     0.00                             NA
     Two Months Prior                      0.00                     0.00                             NA
     Prior Month                           0.00                     0.00                 535,058,884.00
     Current Period                        0.00                     0.00                 523,421,355.63

                  Total                    0.00                     0.00

                  2 times Defaults-Recoveries / Average ADCB                                                  0.00%

                  Trigger Level                                                                               3.00%

                  Restricting Event? (Yes / No)                                                                  No

(c)  A Notes Outstanding

                  (A)  Reserve Fund Balance                                                            8,025,883.00
                  (B)  Difference between ADCB and Class A Notes                                      33,842,476.63
                  (C)  (A + B)                                                                        41,868,359.63

                         Target Subordination                                                         10,701,177.67

                         Restricting Event? (Yes / No)                                                           No

     A Notes Retired

                  (A)  Reserve Fund Balance                                                            8,025,883.00
                  (B)  Reserve Fund Amount                                                             8,025,883.00

                         Restricting Event? (Yes / No)                                                           No
d)                       Has a Servicer Default or Event of
                         Default occurred and is continuing?                                                     No

                         Restricting Event? (Yes / No)                                                           No

Newcourt Receivables Asset Trust 1997-1                                   Page 5

Reserve Fund Calculations

Reserve Fund

     Beginning Balance              8,025,883.00
     Required Balance               8,025,883.00
     Deposit / (Withdrawal)                0.00
     Ending Balance                 8,025,883.00

Newcourt Receivables Asset Trust 1997-1                                   Page 6

Bond Principal Factors

                  A-1                 90.7421262%
                  A-2               100.0000000%
                  A-3               100.0000000%
                  A-4               100.0000000%
                  B                 100.0000000%
                  C                 100.0000000%
                  D                 100.0000000%